Exhibit (10-1)

The Procter & Gamble Stock and Incentive Compensation Plan - Additional Terms and Related Correspondence

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble where you are employed through June 30th following the Grant Date; or (iii) Special Separation where you are employed through June 30th following the Grant Date. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation where you are employed through June 30th following the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c)    Upon your death, while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.     Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR PERFORMANCE STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Performance Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Performance Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)	“Data” has the meaning described in Section 8;

(b)	“Forfeiture Date” is the date identified as such in your Award Letter;

(c)	“Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)	“Grant Date” means the date a Performance Stock Unit was awarded to you, as identified in your Award Letter;

(e)	“Maximum Units” has the meaning described in section 3 and as identified as the Maximum Number of Performance Stocks Units in your Award Letter.

(f)	“Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)	“Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    ”Performance Period” means the period identified as such in your Award Letter.

(i)
“Performance Stock Unit” means an unfunded, unsecured promise by the Company, subject to, and in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock or a Restricted Stock Unit on the Original Settlement Date;

(j)	“Separation from Service” shall have the meaning provided under Section 409A.

(k)	“Target Units” has the meaning described in Section 3 and as identified as the Target Number of PSUs in your Award Letter.

2.    Transfer and Restrictions.

(a)
Neither Performance Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Performance Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Performance Stock Unit.

(b)
During the Forfeiture Period, your Performance Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble where you are employed through June 30 of the first year of the Performance Period; or (iii) Special Separation where you are employed through June 30 of the first year of the Performance Period. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation where you are employed through June 30 of the first year of the Performance Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(d)
Upon the occurrence of a Change in Control that meets the definitional requirements of a change in control event as defined under Section 409A, then notwithstanding anything in the Plan to the contrary, if not previously cancelled, forfeited or vested, (i) the Target Units will vest, (ii) your right to any Performance Stock Units greater than the Target Units will be forfeited, and (iii) your Original Settlement Date will become the date the Change in Control occurred. Upon the occurrence of a Change in Control that does not meet the definitional requirements of a change in control event as defined under Section 409A, then notwithstanding anything in the Plan to the contrary, your award will be settled in accordance with these Terms and Conditions, without the application of Article L, Paragraph 4 of the Plan.

(e)
From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Performance Stock Units, or to settle your Performance Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

3.    Performance Vesting

(a)
Subject to these Terms and Conditions, your targeted number of Performance Stock Units indicated in your Award Letter (the “Target Units”) will vest depending upon performance during the Performance Period, as specified below. Your Award Letter also sets forth the maximum number of Performance Stock Units (the “Maximum Units”) that you may receive pursuant to this award. Your right to receive all, any portion of, or more than the Target Units (but in no event more than the Maximum Units) will be contingent upon the achievement of specified levels of certain performance goals measured over the Performance Period. The applicable performance goals and the payout factors for each performance goal applicable to your award for the Performance Period are set forth in your Award Letter.

(b)
Within 60 days following the end of the Performance Period, the Committee will determine (i) whether and to what extent the performance goals have been satisfied for the Performance Period, (ii) the number of Performance Stock Units that shall have become vested under this award, and (iii) whether the other applicable vesting and other conditions for receipt of shares of Common Stock in respect of the Performance

Stock Units have been met. Any of your Performance Stock Units that do not vest in accordance with this Section 3(b) will be forfeited and cancelled.

4.    Settlement.

(a)
At any time at least six months prior to the end of the Performance Period and so long as the achievement of the applicable performance goals are not yet readily ascertainable (but in no event later than your separation from service from the Company), you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock by issuing you one Restricted Stock Unit for each vested Performance Stock Unit on the Original Settlement Date, which Restricted Stock Unit shall be paid on such later date as may be elected by you in accordance with Section 409A.

(b)
The Company will settle your vested Performance Stock Units by issuing you one share of Common Stock or one Restricted Stock Unit (RSU) for each vested Performance Stock Unit on or as soon as practicable (but in no event more than 60 days) following the Original Settlement Date.

(c)
Once your Performance Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock or RSUs, the Performance Stock Units will have no further value, force or effect.

5.    Voting and Other Shareholder Rights.

A Performance Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Performance Stock Units you hold.

6.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Performance Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

7.     Consent

By accepting a Performance Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Performance Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Performance Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Performance Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Performance Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Performance Stock Units, or diminution in value of Performance Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

8.    Data Privacy.

By accepting a Performance Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Performance Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Performance Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

9.    Notices.

(a)	Any notice to Procter & Gamble that is required or appropriate with respect to Performance Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)
Any notice to you that is required or appropriate with respect to Performance Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Performance Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Performance Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.    The Plan.

All Performance Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Performance Stock Units whether or not they have been called out in these Terms and Conditions.

13.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Performance Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Performance Stock Units except as described in these Terms and Conditions and the Plan.

_____________________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:        $[DELIVERED_GRANT_VALUE]
Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Date of Grant:        [GRANT_DATE]
Expiration of Option:    [EXPIRATION DATE]
Option Vest Date:        100% after [vest date]
Acceptance Deadline:    [ACCEPTANCE DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Article G, paragraph 9(a) of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan and Regulations of the Committee, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This option grant, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Moheet Nagrath

Global Human Resources Officer

ATTACHMENTS
To Accept Your Stock Option
Read and check each of the boxes below:
☐ I have read, understand and agree to be bound by each of: the terms of this letter and attachments above;     The Procter & Gamble 2009 Stock and Incentive Compensation Plan; Regulations of the Committee and the Employee Acknowledgement and Consent Form (below).
☐ I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)
To Reject Your Stock Option
Read and check the box below:
☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

_____________________________________________________________________________

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: AWARD OF RESTRICTED STOCK UNITS SERIES XX-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:        [RSUSHARES]
Date of Grant                <date>
Forfeiture Date:                 <forfeiture date>
Settlement Date(Shares Delivered on):    <settlement date>
Acceptance Deadline:             <acceptance date>

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form KM.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee (sub-plans included). Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30th following the grant date. RSUs may also become void upon separation from the Company or any of its subsidiaries at any time after June 30th following the grant date (see Section 2(b) of Terms and Conditions Form KM). For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This RSU grant, the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form KM together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Moheet Nagrath

Global Human Resources Officer

ATTACHMENTS

To Accept Your Restricted Stock Unit Grant

Read and check each of the boxes below:
☐ I have read, understand and agree to be bound by each of: the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive     Compensation Plan; Regulations of the Committee; Terms and Conditions Form KM; and the Employee Acknowledgement and Consent Form (below).
☐ I accept the Restricted Stock Unit grant detailed above. (To accept this grant, you must also check the box above.)
To Reject Your Restricted Stock Unit Grant
Read and check the box below:
☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

_____________________________________________________________________________

<GRANT_DATE>>
«FIRST_NAME» «MIDDLE_NAME» «LAST_NAME»                        «GLOBAL_ID»
Subject: AWARD OF PERFORMANCE STOCK UNIT SERIES XX-XX-PSP
In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Performance Stock Units (“PSUs”) as follows:

Target Number of PSUs:	«PSP_TARGET_PSUs»
Maximum Number of PSUs:	«MAXIMUM_NUMBER_OF_PSUs»
Grant Date:	<date>
Forfeiture Date:	<forfeiture date>
Performance Period:	July 1, 20XX - June 30, 20XX
Original Settlement Date (Shares Delivered on):	<settlement date>
Acceptance Deadline:	<acceptance date>
These PSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Performance Stock Plan, the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form-PP.
PSUs are not transferable other than by will or the laws of descent and distribution. PSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries unless you are employed through June 30, 20XX. PSUs may also become void upon separation from the Company or any of its subsidiaries at any time after

June 30, 20XX (see Section 4 of Terms and Conditions Form PP). For the purposes of this PSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
Your right to receive all, any portion of or more than the Target Number of PSUs (but in no event more than the Maximum Number of PSUs) is contingent upon the achievement of specified levels of certain performance goals measured over the Performance Period. The applicable performance goals and payout factors for each performance goal applicable to your award for the Performance Period are set forth in attachment A.
Please note that when the issue or transfer of the Common Stock covered by this PSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding PSUs may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.
PSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form enclosed, the terms of the Plan, the Performance Stock Plan, and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These PSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company's Board of Directors. This PSU grant, the Plan, the Performance Stock Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form-PP together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these PSUs. Any legal action related to these PSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this PSU grant.
Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY
            Moheet Nagrath
Global Human Resources Officer

ATTACHMENTS

To Accept Your Performance Stock Units Award
Read and check each of the boxes below:
☐ I have read, understand and agree to be bound by each of: the terms of this letter and attachments above;     The Procter & Gamble 2009 Stock and Incentive Compensation Plan; The Performance Stock Plan, Regulations of the Committee, Terms and Conditions Form PP, and the Employee Acknowledgement and Consent Form (below).
☐ I accept the Performance Stock Units detailed above. (To accept this option, you must also check the box above.)
To Reject Your Performance Stock Units Award
Read and check the box below:

☐ I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Performance Stock Units grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all grants or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient's country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the grant or RSUs. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant
By completing this form and accepting the grant or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants or RSUs, or benefits in lieu of a grant or RSUs, even if grants or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the grant or RSUs is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; iix) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the grant or RSUs or the diminution in value of the grant or RSUs or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant or RSUs, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or RSUs or any aspect of the grant or RSUs to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of a grant or RSUs , I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.